UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 26, 2004

BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 East Sunrise Blvd Ft. Lauderdale, Florida	33304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       954-760-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature

Item 7.01 Regulation FD Disclosure

     BankAtlantic Bancorp, Inc. (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 Form 8-K. The presentation materials were prepared to be included in the Ryan Beck & Co. 2004 Financial Institution Investor Conference presentation with investors. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits

     (c) Investor presentation materials.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

BANKATLANTIC BANCORP, INC.
By:	/s/ James A. White
James A. White
Executive Vice President - Chief Financial Officer

NYSE BBX OCTOBER 2004 October 25, 2004 Prepared:

BANKATLANTIC BANCORP NYSE:BBX A Florida based financial services holding company Retail and Commercial Banking Investment Banking and Retail Brokerage

BANKATLANTIC BRANCH NETWORK Household Penetration (1) 273K households 621K accounts 63K online customers 2.5 products & services per household overall cross-sell rate (1) As of 9/30/2004 Distribution Network 74 Branches - Open 7 days Unique ATM niche Award-winning Internet Platform 24x7 Customer Service

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 12/31/03 Source: FL Bankers Assoc. MARKET SHARE* BANKATLANTIC Broward (Fort Lauderdale) $1,570 5.38% 6 Palm Beach / Boca Raton 784 2.71% 8 Miami-Dade 398 0.73% 23 Tampa Bay 113 0.40% 28 All Other 194 2.33% 12 Florida 3,059 1.12% 15 Market Share Ranking

TOTAL DEPOSITS BANK OPERATIONS 1996 1997 1998 1999 2000 2001 Low Cost Deposits 550.6 649.2 597.1 552.7 535.9 602.4 Total Deposits 1832.8 1763.7 1925.8 2027.9 2234.5 2276.6 Compound Growth 4.4% Period-end Balances, Millions Compound Growth 1.8% Demand, Savings, NOW accounts comprise Low Cost Deposits

BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow Loans in Commercial Real Estate, Small Business and Consumer No Credit Card, International, Syndication, or Indirect lending Maintain high performance credit standards

BANKATLANTIC "FLORIDA'S MOST CONVENIENT BANK" Seven Day Branch Banking Extended Weekday Hours 24/7 "live" Customer Service Open Most Holidays Free Checking Free Online Banking Unique Banking Experience Dozens of New Deposit product bells and whistles

BANKATLANTIC NEW BRANCH LOOK

FLORIDA'S MOST CONVENIENT BANK

SELF SERVICE COIN COUNTER 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 East 30053 41122 49638 60547 60071 Number of Transactions Number of Counters in service: 72 Number of Counters in service: 72

BANKATLANTIC.COM 63,000 online customers Free Online Banking Electronic Bill Pay 24x7 Customer Service Winner 2002 Standard of Excellence Award

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

FLORIDA'S MOST CONVENIENT BANK

TOTAL DEPOSITS BANK OPERATIONS 1996 1997 1998 1999 2000 2001 Low Cost Deposits 550.6 649.2 597.1 552.7 535.9 602.4 Total Deposits 1832.8 1763.7 1925.8 2027.9 2234.5 2276.6 Compound Growth 4.4% Period-end Balances, Millions Compound Growth 1.8% Demand, Savings, NOW accounts comprise Low Cost Deposits

TOTAL DEPOSITS BANK OPERATIONS 1999 2000 2001 2002 2003 2004 Estimate Low Cost Deposits 552.7 535.9 602.4 1026.3 1388.2 1763 Total Deposits 2027.9 2234.5 2276.6 2920.6 3058.4 3400 Compound Growth 7.9% Period-end Balances, Millions Compound Growth 31.1% Demand, Savings, NOW accounts comprise Low Cost Deposits

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* 2001 2002 2003 2004 Estimate NEW ACCTS 43000 99000 145000 168000 *Demand, Savings, NOW accounts comprise Low Cost Deposits

LOW COST DEPOSIT GROWTH1 "SAME BRANCH"2, YEAR-OVER-YEAR CHANGE 1 Demand, Savings, NOW accounts comprise Low Cost Deposits 2 Includes Branches open for 2 years or more 15% Goal 20% '04 Goal 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 Linked Qtr Growth 0.149 0.23 0.296 0.305 0.312 0.3312 0.3618 0.335 0.363 0.369 0.272 Quarterly % Growth 15% Goal 20% Goal

DEMAND DEPOSITS
% OF TOTAL DEPOSITS



25%
20%
15%
10%
5%
0%
13%
13%
14%
14%
16%
18%
19%
20%
21%
24%
24%
24%
4Q'01
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04

21

LOW COST DEPOSITS* % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 0.41 0.43 0.45 0.49 0.5 0.5 *Demand, Savings, NOW accounts comprise Low Cost Deposits

2000 2001 2002 2003 2004 Estimate Fee Income 29.573322 32.077217 42.315973 63.144773 76.4 Compound Growth 26.8% 20.9% 49.2% 31.9 % Dollars in Millions FEE INCOME BANK OPERATIONS

COST DYNAMICS In Millions of Dollars 2001 Baseline 2004 Est Baseline Increase1 FMCB Increment Efficiency Ratio Impact Operating Expenses: Staffing $50.0 $71.5 $20.0 7.7% Advertising 3.8 4.9 12.1 4.7% Other 52.1 71.1 Total Operating Expenses 105.9 147.5 32.1 12.4% 1 Baseline Total Operating Expenses reflect a compound annual increase of 8.7% and also reflect the impact of the CMSV acquisition in 1Q'02

BANKATLANTIC 2005 BRANCH EXPANSION STRATEGY Branch de novo expansion strategy: Open between 8 and 10 branches 2005 capital commitment $18 million Anticipated break-even 12-15 months Existing Branch renovation and "branding" initiative: Renovation and "branding" of existing branches Capital commitment $13 million

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; achieving the benefits of the prepayment of the Federal Home Loan Bank advances; and management's estimates as to new account openings, loan growth and fee income. Further, this press release contains forward-looking statements relating to BankAtlantic's new branch, de novo expansion strategy and its renovation and branch "branding" initiative which are subject to a number of risks and uncertainties. These include, but are not limited to: regulatory issues, that the number of new branches may be less than anticipated, and that the new branch, de novo expansion strategy and renovation and branch "branding" initiative will not be successful or will not produce results which justify their costs. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.